UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024
FIRST WESTERN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 16th Street, Suite 1200 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 303.531.8100
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	NASDAQ Stock Market LLC

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders (the “Annual Meeting”) on June 5, 2024. At the Annual Meeting, the Company’s shareholders (i) elected eleven directors to serve on the Company’s board of directors until the Company’s 2025 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal; (ii) ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024; (iii) approved an advisory, non-binding vote regarding the compensation paid to the Company's named executive officers; and (iv) approved one year as the frequency of future advisory votes on the compensation of the Company's named executive officers on an advisory, non-binding vote basis. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities Exchange Commission (the “SEC”), on April 26, 2024. The final voting results for each proposal are presented below.

Proposal 1 – Election of Directors
At the Annual Meeting, the Company’s shareholders elected eleven directors to serve on the Company’s board of directors until the Company’s 2024 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal. The table below presents the final voting results for this proposal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott C. Wylie	6,687,311	164,908	871,892
Julie A. Caponi	6,679,147	173,072	871,892
Julie A. Courkamp	6,682,466	169,753	871,892
David R. Duncan	6,674,971	177,248	871,892
Thomas A. Gart	6,653,119	199,100	871,892
Patrick H. Hamill	6,334,616	517,603	871,892
Luke A. Latimer	6,642,281	209,938	871,892
Scott C. Mitchell	6,657,859	194,360	871,892
Ellen S. Robinson	6,751,183	101,036	871,892
Mark L. Smith	6,639,416	212,803	871,892
Joseph C. Zimlich	6,551,931	300,288	871,892

Proposal 2 – Ratification of Appointment of Crowe LLP as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024. The table below presents the final voting results for this proposal:

Votes For	Votes Against	Abstentions
7,534,228	189,817	66

Proposal 3 – Advisory, Non-binding Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

At the Annual Meeting, the Company’s shareholders approved, on an advisory, non-binding basis, the compensation of First Western’s named executive officers. The table below presents the final voting results for this proposal:

Votes For	Votes Against	Abstentions
4,074,783	1,966,373	811,063

Proposal 4 – Advisory, Non-binding Vote Regarding the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

At the Annual Meeting, the Company’s shareholders voted, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of First Western’s named executive officers to be one year. The table below presents the final voting results for this proposal:

1 Year	2 Year	3 Year	Abstentions
6,457,029	49	345,428	49,713
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: June 10, 2024	By: /s/ Scott C. Wylie
Scott C. Wylie

Chairman, Chief Executive Officer and President